UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 26, 2019 (June 24, 2019)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Charlotte, North Carolina		28277-3607
(Address of principal executive offices)		(Zip Code)

(844) 546-3722
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 24, 2019, DENTSPLY SIRONA Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) by and among the purchasers named therein and the Company pursuant to which the Company has agreed to issue and sell, in a private placement, an aggregate principal amount of ¥12,552,500,000 of Series W 0.99% Senior Notes due September 25, 2031 (the “Notes”). The Notes will be issued on September 25, 2019, subject to customary conditions precedent. The proceeds from the sale and issuance of the Notes will be used to refinance existing indebtedness and for general corporate purposes.

The Note Purchase Agreement provides for certain covenants, including limitations on the ability of the Company and its subsidiaries, as applicable, to engage in mergers, consolidations, asset sales and transactions with affiliates, or to incur liens or subsidiary debt, in each case subject to exceptions. The Note Purchase Agreement also contains financial covenants that, among other things, require the Company to maintain a leverage ratio of not more than 0.60 to 1.00 as of the last day of any fiscal quarter and an interest coverage ratio of not less than 3.00 to 1.00 for any period of four consecutive fiscal quarters. The Company may redeem the Notes upon the satisfaction of certain conditions and the payment of a make-whole amount to noteholders, and is required to offer to prepay the Notes following the occurrence of a change of control. The Note Purchase Agreement provides for various events of default.

Interest on Notes is payable semi-annually on March 25 and September 25, commencing on March 25, 2020 and will be computed on the basis of a 360-day year of twelve 30-day months.

The foregoing summary of the Notes is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated June 24, 2019, by and among the Company and the Purchasers listed in Schedule A thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

By:  /s/ Keith J. Ebling
Keith J. Ebling, Executive Vice President,
 General Counsel and Secretary

Date: June 26, 2019